GRIFFIN-AMERICAN HEALTHCARE REIT III


301

2020 Annual Meeting of Stockholders

Agenda

A. Call the Meeting to Order
1. Introductions and Welcome
2. Instructions on Rules of Conduct and Procedures
3. Proof of Notice of Meeting
4. Proxies; Existence of Quorum

B. Proposals
1. Proposal No. 1 – Election of five directors
2. Proposal No. 2 – Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2020

C. Voting
1. Opening of Polls
2. Voting on Proposals
3. Closing of Polls

D. Results of Voting

E. Management's Presentation

F. Questions and Answers

G. Adjournment

Company Update

Forward Looking Statements

Certain statements made today may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, including statements with respect to the effects of the novel coronavirus, or COVID-19, pandemic, including its effects on the healthcare industry, our company’s financial performance and future challenges and our expectations regarding the health of our portfolio. We intend for all forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our strength and financial condition and uncertainties relating to the financial strength of our current real estate and real estate-related investments; uncertainties regarding the severity and duration of the COVID-19 pandemic and its effects; uncertainties relating to changes in general economic and real estate conditions; uncertainties regarding changes in the healthcare industry; uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined in our company’s periodic reports, as filed with the U.S. Securities and Exchange Commission, or SEC. Forward-looking statements in this document speak only as of the date on which such statements were made, and undue reliance should not be placed on such statements. We undertake no obligation to update any such statements that may become untrue because of subsequent events.

Expertise • Management of Co-Sponsors* (as of 3/31/20)

APPROXIMATELY

$4.2 BILLION(1)

OF HEALTHCARE ASSETS UNDER MANAGEMENT

MANAGEMENT TEAM

2006

ESTABLISHED

MORE THAN

150K

INVESTORS

COMBINED TRANSACTIONS

$47 BILLION(2)

COMMERCIAL REAL ESTATE SINCE 1990

ACQUIRED AND DISPOSED OF MORE THAN

$16 BILLION(2)

HEALTHCARE PROPERTIES

SUCCESSFULLY FOUNDED

FOUR

HEALTHCARE REITs

*Note: All data refers to the management teams of American Healthcare Investors, LLC, or AHI, and Griffin Capital Company, LLC, or Griffin Capital Company, the co-sponsors of Griffin-American Healthcare REIT III, Inc., or GAHR III.

(1) Based on aggregate contract purchase price of owned and/or operated real estate and real estate-related investments, including completed development projects and net of dispositions and principal repayments. The Griffin-American Healthcare REIT IV, Inc., or GAHR IV, portfolio also includes an interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses.

(2) Based on contract purchase/sales price.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Portfolio Construction – Historic Overview

	GAHR III Portfolio (as of 3/31/20)
Total Investments [(1)]	$3.1 billion
Gross leasable area (Sq Ft)	13.8 million
Number of buildings + campuses	220
Percent leased	
- Leased assets (i.e., Non – RIDEA)	90.7%
- Senior housing – RIDEA	82.5%
- Integrated senior health campuses	83.5%
Portfolio allocation based on aggregate contract purchase price:	
Integrated senior health campuses	50.4%
Medical office buildings ("MOB")	21.7%
Senior housing – RIDEA	14.2%
Real estate-related investment	2.0%
Hospitals	4.6%
Senior housing – leased	2.9%
Skilled nursing facilities ("SNF")	4.2%
Total number of states [(2)]	27 + UK & Isle of Man
Weighted average remaining lease term (years) [(3)]	7.6
Portfolio Leverage [(4)]	45.2%

(1) Based on aggregate contract purchase price of owned and/or operated real estate and a real estate-related investment, including completed development projects and net of dispositions and principal repayments.

(2) Based on real estate owned and/or operated.

(3) Excluding Senior housing – RIDEA facilities and integrated senior health campuses.

(4) Total debt divided by total market value of real estate and a real estate-related investment. Total market value equals the aggregate contract purchase price paid for investments or, for investments appraised subsequent to the date of purchase, the aggregate value reported in the most recent independent appraisals of such investments.

Portfolio Map: GAHR III (as of 3/31/20)

TOTAL INVESTMENTS: $3.1 BILLION[(1)]

STATES: 27 + UK & ISLE OF MAN[(2)]

 # OF BUILDINGS & CAMPUSES: 220[(2)]



Medical Office Buildings
Senior Housing
Skilled Nursing Facilities
Hospitals
Integrated Senior Health Campuses

Note: "Senior Housing" includes senior housing facilities leased to third party operators, as well as senior housing facilities operated utilizing the structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, which is commonly referred to as a "RIDEA" structure.

(1) Based on aggregate contract purchase price of owned and/or operated real estate and a real estate-related investment, including completed development projects, as of 3/31/20, net of dispositions and principal repayments.

(2) Based on real estate owned and/or operated as of 3/31/20.

Lease Expiration Schedule (as of 3/31/20)

Focus on Managing Risk through Long Weighted-Average Remaining Lease Terms


50%
40%
30%
20%
10%
0%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030+

Note: Based upon total gross leasable area scheduled to expire, excluding senior housing – RIDEA facilities and integrated senior health campuses.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Portfolio Composition (as of 3/31/20)

Diversified Across Clinical Asset Classes with Higher Concentration in Senior Housing and Skilled Nursing Assets

PORTFOLIO BREAKDOWN BY ASSET TYPE



Hospitals
4.6%
Debt
2.0%
Senior Housing (1) (2)
38.7%
MOB
21.7%
SNF (2)
33.0%

ACQUISITION SOURCING



Seller Direct
19.3%
Unlisted
55.6%
Listed
25.1%

(1) Includes Senior Housing – RIDEA facilities.
(2) Includes Integrated Senior Health Campuses.

Note: Allocations based on aggregate contract purchase price of owned and/or operated real estate and a real estate-related investment.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Impact of COVID-19 on GAHR III Portfolio – Overview

- **COVID-19 has had a National Impact Affecting All Clinical Asset Types**
  - All but five states in the U.S. implemented stay-at-home orders impacting operations at our assets across the country.(1)
  - Over 90% of the U.S. population was subject to a stay-at-home order at some point.(2)
- **Short-term Disruption to Performance is Occurring and Expected to Continue**
  - COVID-19 has resulted in a "dual-crisis": a **healthcare** crisis and an **economic** crisis; very different than anything we've seen before.
  - Government-imposed business closures have dramatically impacted performance in medical office buildings, senior housing facilities and skilled nursing facilities across the country (details to come on following slides, by asset class).
  - COVID-19 has also resulted in sharp operating expense increases in clinical healthcare settings, which are also impacting performance.
- **Long-term Stability is Expected to Return Once Virus is Controlled**
  - The needs-based stability of healthcare real estate has historically been deeply recession-resistant.
  - Once virus mitigation efforts subside, we expect our portfolio to perform well, even through a likely recession.

Stay-At-Home Orders Affecting GAHR III – Portfolio Map



Medical Office Buildings
Senior Housing
Skilled Nursing Facilities
Hospitals
Integrated Senior Health Campuses
Stay-at-Home
No Stay-at-Home

(1) Source: Wu, Jiachuan, Savannah Smith, Mansee Khurana, Corky Siemaszko and Brianna DeJesus-Banos. "Stay-at-home orders across the country: What each state is doing – or not doing – amid widespread coronavirus lockdowns." *NBC News*. March 25, 2020 (Updated April 29, 2020). https://www.nbcnews.com/health/health-news/here-are-stay-home-orders-across-country-n1168736.

(2) Source: Della Cava, Marco. "'This will blow over': In states without stay-at-home orders, Americans celebrate freedom as death toll climbs." *USA Today*. April 2, 2020 (Updated April 3, 2020). https://www.usatoday.com/story/news/nation/2020/04/02/states-without-stay-home-orders-residents-celebrate-freedoms/5105303002/.

Impact of COVID-19 on GAHR III Portfolio (Cont'd.)

Medical Office Segment Facing Pressure from Decline in Tenant Operations & Revenue Declines – Senior Housing & Skilled Nursing Segments Face Significant Headwinds Due to Occupancy and Expense Pressures

Medical Office Portfolio

- Over 50% of our medical office tenants deemed "non-essential"
- Unprecedented revenue pressure on tenants & historic levels of delinquency in rent payments
- A significant number of tenants have requested rent relief to alleviate near-term cash-flow issues
- We are evaluating on a case-by-case basis: (1) Up to three-month deferrals, paid back (with interest), or (2) Lease extensions in exchange for "market" free rent package[2]
- We expect this trend to continue, but to a lesser degree, if patient visit volume does not return to pre-COVID-19 levels rapidly

MOB Delinquent Rent by Month (YTD)[1]



20%
15%
10%
5%
0%
Jan-20
Feb-20
Mar-20
Apr-20
May-20

(1) As of May 29, 2020 based on preliminary information from application of direct collection.
(2) There can be no assurance that we will be able to fulfill tenant rent deferment requests, successfully enter into lease extensions in exchange for rent abatement or agree upon rent deferment structures on favorable terms to us or at all.

Impact of COVID-19 on GAHR III Portfolio (Cont'd.)

Skilled Nursing Portfolio & Trilogy Investment

- **Context:** Our ownership of Trilogy Investors, LLC, or Trilogy, represents 50.4%(1) of our entire portfolio; 118 campuses; approximately 43% senior housing and 57% skilled nursing
- Pre-COVID-19, Trilogy was our best performing asset
- Trilogy (and our other skilled nursing operators) are experiencing a rapid and unprecedented drop in occupancy & revenue driven primarily by government-mandated shutdowns of "elective surgical procedures" that fuel resident admissions to skilled nursing facilities/ communities
- Just over the past 90 days, occupancy across GAHR III's entire skilled nursing portfolio (including Trilogy) is down an astounding ~16.2%, resulting in significant pressure on GAHR III's net operating income
- Rapid and unprecedented increases in operating expenses (30%+ in cost of labor & personal protective equipment) that are directly COVID-19-related are also putting significant pressure on GAHR III's net operating income

(1) Based on aggregate contract purchase price of owned and/or operated real estate and a real estate-related investment.

NOTE: The preliminary information set forth above and in the graph reflects GAHR III estimates with respect to such information, based on information currently available to management and a number of assumptions, and may vary from GAHR III's actual financial results as of and for the periods noted above. These estimates are not a comprehensive statement or estimate of GAHR III's financial results or financial condition. These estimates should not be viewed as a substitute for amounts calculated in accordance with accounting principles generally accepted in the United States of America, or U.S. GAAP, and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not place undue reliance on these estimates. These estimates of results are inherently uncertain and GAHR III undertakes no obligation to update this information. Deloitte & Touche LLP, or Deloitte, GAHR III's independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary information. Accordingly, Deloitte does not express an opinion or provide any form of assurance with respect thereto.



Trilogy Occupancy
90.0%
85.0%
80.0%
75.0%
70.0%
2/28/20
3/6/20
3/13/20
3/20/20
3/27/20
4/3/20
4/10/20
4/17/20
4/24/20
5/1/20
5/8/20
5/15/20
5/22/20
Senior Housing/Memory Care
Skilled Nursing Facilities
ALL

Impact of COVID-19 on GAHR III Portfolio (Cont'd.)

Senior Housing Portfolio

- Although senior housing occupancy has been less affected than skilled nursing, government stay-at-home orders have essentially shut down new leasing activity, which has put meaningful pressure on occupancy & revenue in this sector as well
- Over the past 90 days, our senior housing occupancy has dropped a significant ~5.49% (inclusive of our leased and RIDEA segments, as well as Trilogy's senior housing segment)
- GAHR III has more direct economic exposure in the RIDEA/Trilogy segments due to the differing characteristics of the "managed vs. leased" structures
- Labor and personal protective equipment expense increases (estimated to be over 30% each) are driving an ~20% increase in overall RIDEA operating expenses
- While senior housing occupancies have been less affected than skilled nursing, the unprecedented increases in operating expenses have been the same and are also putting significant pressure on GAHR III's net operating income

NOTE: The preliminary information set forth above and in the graph reflects GAHR III estimates with respect to such information, based on information currently available to management and a number of assumptions, and may vary from GAHR III's actual financial results as of and for the periods noted above. These estimates are not a comprehensive statement or estimate of GAHR III's financial results or financial condition. These estimates should not be viewed as a substitute for amounts calculated in accordance with U.S. GAAP and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not place undue reliance on these estimates. These estimates of results are inherently uncertain and GAHR III undertakes no obligation to update this information. Deloitte, GAHR III's independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary information. Accordingly, Deloitte does not express an opinion or provide any form of assurance with respect thereto.


Senior Housing & Skilled Nursing Occupancy
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
2/28/20
3/6/20
3/13/20
3/20/20
3/27/20
4/3/20
4/10/20
4/17/20
4/24/20
5/1/20
5/8/20
5/15/20
5/22/20
RIDEA
Senior Housing
Skilled Nursing Facilities
ALL

Impact of COVID-19 on GAHR III Portfolio (Cont'd.)

Mid-Term Uncertainty & Ongoing Risks Related to COVID-19*

- When and to what degree will COVID-19 be "controlled"?
- How will early-state re-openings go? Current data seems to be promising but it is still very early – if there's a turn for the worse, will it result in a second wave of government-mandated shutdowns?
- Will there be a summer reprieve but a broad resurgence in the fall? If so, will a second wave of shutdowns ensue?
- Do those who contract the virus and recover build up sufficient antibodies to resist a second infection? If not, are second infections more mild or more dangerous?
- As the virus mutates, will it do so in a favorable manner or more aggressive manner?
- Will U.S. schools (K – 12) be broadly re-opened in the fall? If not, the U.S. cannot experience a broad re-opening of the economy given the fact that tens of millions of Americans rely on school as de-facto daycare.
- When will a vaccine (and effective treatment) be developed and broadly distributed to the population?
- Has patient/resident behavior been fundamentally altered as it relates to healthcare services in the near-term? If so, when will those behaviors return to pre-COVID-19 norms in terms of frequency of in-person doctor visits (Medical Office Buildings) and openness to communal living (senior housing and skilled nursing)?

* This list is not intended to be exhaustive of all potential risks to GAHR III related to the COVID-19 pandemic and is qualified in all respects by its filings with the SEC.

Impact of COVID-19 on GAHR III Portfolio (Cont'd.)

Corporate Actions Taken to Strengthen Our Balance Sheet & Preserve Liquidity in Response to Risks

- In March 2020, eliminated or postponed non-essential capital expenditures within GAHR III
- In March 2020, reduced the distribution rate by 50% and adopted new limitations on our share repurchase plan
- In June 2020, suspended distributions and share repurchase plan completely

Sponsor Actions Taken to Strengthen GAHR III's Near-Term Liquidity & Align Management's Interests with Stockholders

- We believe AHI was among one of the first companies in Southern California to implement a work-from-home format for all 110 employees to ensure uninterrupted and effective management of GAHR III's portfolio
- We were amongst the earliest management teams in the healthcare REIT sector, that we are aware of, to implement the material actions (listed above) to preserve liquidity in the face of the COVID-19 threat; such early action should enhance GAHR III's ability to work through the issues effectively in the near-term
- AHI agreed to defer 50% of its asset management fees for a period of six months, effective June 1, 2020, in favor of near-term liquidity for GAHR III
- The three founders of AHI, as well as the rest of the executive management team and employee base, have long since established what we believe is one of the greatest alignments of interests between a sponsor company and stockholders in the history of the non-traded REIT industry
  - Approximately $11M of insider* cash directly invested into common stock of GAHR III alone (~$33M in Griffin-American Healthcare REIT II, Inc., GAHR III & GAHR IV combined)
  - Executive Stock Purchase Plan (commenced in 2012): three founders of AHI committed to investing 100% of their base salaries and annual bonuses directly into common stock of GAHR III throughout the entirety of the offering; $6.75 million invested (through Executive Stock Purchase Plan and direct investments) in GAHR III alone
  - Effect of Distribution Suspension on Insiders*: ~$187K in lost cash distributions quarterly(1)

*"Insiders" consist of AHI and Griffin Capital Company executives and employees

(1) Estimated distributions based on the annualized distribution rate of $0.60 per share paid by the company from May 14, 2014 to March 31, 2020 and the number of shares invested by executives and employees of the co-sponsors as of March 31, 2020; distributions were declared at an annualized distribution rate of $0.30 per share for the period from April 1, 2020 to May 31, 2020.

Insider Stock Investments – GAHR III (as of 3/31/20)


More than $11 Million Invested*
Common Stock Owned
600,000
400,000
200,000
0
Jeff Hanson
Danny Prosky
Mathieu Streiff
Kevin Shields
AHI & Griffin Capital Company Employees

*Each insider's investments represent less than 1.0 percent of the outstanding common stock of GAHR III.

Outlook for Healthcare Real Estate

Healthcare Real Estate is Expected to Outperform Once Virus Subsides

- Due to a variety of factors and the relative inelasticity of demand for the asset class, healthcare REITs typically trade at higher premiums to net asset value, or NAV, compared to the other commercial asset classes.
- In prior recessionary periods, the healthcare sector has "bottomed" at much more shallow levels than the other asset classes and rebounded more quickly.
- The COVID-19 pandemic puts pressure on these trends because it has caused dual crises — a healthcare crisis and an economic crisis, with the former resulting in broad-based, government-mandated business closures which impacts all healthcare real estate asset classes.
- Once the healthcare crisis subsides, we anticipate that healthcare REITs will follow prior trends and that NAV premiums will spike sharply just as they did during the global financial crisis.

Healthcare Real Estate's Significant Premium to NAV*



100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
May-07
May-08
May-09
May-10
May-11
May-12
May-13
May-14
May-15
May-16
May-17
May-18
May-19
May-20

13-year Averages	
All U.S. Equity REITs: 0.54%	Healthcare REITs: 21.12%

GRIFFIN-AMERICAN HEALTHCARE REIT III

* Source: KeyBanc Capital Markets, Inc. *The Leaderboard*. May 1, 2020. Data represents an average of all listed REITs in each sector as of said date.

Appendix and Q&A

Impact on Public Healthcare REITs

Publicly Traded Healthcare REITs Face Similar Challenges as Reflected in Large and Widespread Share Price Declines

Several Factors are Contributing to the Declines

- Earnings are proving to be difficult to assess without a known end to stay-at-home orders and associated impact on tenants.
- The extent and duration of the effect of the COVID-19 pandemic is still unknown and there is a looming threat of a resurgence after stay-at-home orders are lifted (during the fall/winter season).
- Investors are uncertain about the sustainability of healthcare REIT dividends.

Recent Dividend Cuts

- Welltower (NYSE: WELL) – **30%**
- Sabra (NASDAQ: SBRA) – **33%**
- Diversified Healthcare Trust (NASDAQ: DHC) – **93%**


BIG 3 REIT Share Price YTD
$100
$80
$60
$40
$20
$0
Jan-20
Feb-20
Mar-20
Apr-20
May-20
WELL
VTR
PEAK


SH REIT Share Price YTD
$100
$80
$60
$40
$20
$0
Jan-20
Feb-20
Mar-20
Apr-20
May-20
NHI
SNR
DHC


MOB REIT Share Price YTD
$40
$30
$20
$10
$0
Jan-20
Feb-20
Mar-20
Apr-20
May-20
HTA
DOC
HR


SNF REIT Share Price YTD
$60
$50
$40
$30
$20
$10
$0
Jan-20
Feb-20
Mar-20
Apr-20
May-20
SBRA
OHI
LTC

HR – Healthcare Realty Trust
HTA – Healthcare Trust of America
DOC – Physicians Realty Trust
NHI – National Health Investors
SNR – New Senior Investment Group
DHC – Diversified Healthcare Trust
LTC – LTC Properties
OHI – Omega Healthcare Investors
SBRA – Sabra Healthcare REIT
WELL – Welltower
VTR – Ventas
PEAK – Healthpeak Properties